UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2026
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2026-5C9

(Central Index Key Number 0002133003)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

RREF V - D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-13	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On May 8, 2026, Wells Fargo Securities, LLC (“WFS”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“BCI”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Natixis Securities Americas LLC (“Natixis”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of May 8, 2026, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, GS&Co., SGAS, JPMS, BCI, Academy, Drexel, Natixis and Siebert as underwriters (WFS, GS&Co., SGAS, JPMS, BCI, Academy, Drexel, Natixis and Siebert, collectively in such capacity, the “Underwriters”), and Wells Fargo Bank, National Association (“WFB”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about May 28, 2026.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $512,996,000.

On or about May 28, 2026, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2026-5C9 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2026-5C9, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of May 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer (“Trimont”), Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Trimont will act as primary servicer of the 1500 Post Oak Boulevard mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.11 and dated as of April 1, 2026, between Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the Pooling and Servicing Agreement.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Mall at Prince George's	4.8	N/A
535 & 545 5th Avenue	4.9	4.2
Del Rey Campus	4.10	N/A
Mountain Industrial Portfolio	4.11	4.3
1500 Post Oak Boulevard	4.12	4.4
The Towers at Cupertino City Center	4.13	4.5
ONX Industrial Campus	4.14	4.6
Kirby Industrial	4.15	4.7

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S and Class B Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class C, Class D, Class E, Class F, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates, and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 28, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-nine (29) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in one hundred thirty-eight (138) commercial, multifamily and/or manufactured housing properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from RREF V - D Direct Lending Investments, LLC (“RREF”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and RREF, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and LMF, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and SGFC, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.6; certain of the Mortgage Loans are expected to be acquired by the Registrant from Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and ZBNA, an executed version of which is attached hereto as Exhibit 99.7; certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Capital Real Estate Inc. (“BCREI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and BCREI, an executed version of which is attached hereto as Exhibit 99.8; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and Natixis, an executed version of which is attached hereto as Exhibit 99.9; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.10.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $145,685,843, by the Registrant to WFS, GS&Co., SGAS, JPMS, BCI, Academy, Drexel, Natixis and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of May 8, 2026, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 11, 2026 and as filed with the Securities and Exchange Commission on May 12, 2026 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated May 11, 2026.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 8, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, SG Americas Securities, LLC, J.P. Morgan Securities LLC, Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of May 13, 2026 among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of April 1, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Agreement Between Noteholders, dated as of May 1, 2026, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-2 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of January 9, 2026, by and between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.

Exhibit 4.10	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of May 8, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1-1 Holder, Initial Note A-3-1-2 Holder, Initial Note A-4-1-1 Holder, Initial Note A-4-1-2 Holder, Initial Note B-1-1 Holder and Initial Note B-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-4 Holder, Initial Note A-2-4 Holder, Initial Note A-3-4 Holder, Initial Note A-4-4 Holder, Initial Note B-1-4 Holder and Initial Note B-2-4 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2-1 Holder, Initial Note A-3-2-2 Holder, Initial Note A-3-2-3 Holder, Initial Note A-4-2-1 Holder, Initial Note A-4-2-2 Holder, Initial Note A-4-2-3 Holder, Initial Note B-1-2 Holder and Initial Note B-2-2 Holder, UBS AG New York Branch, as Initial Note A-1-6 Holder, Initial Note A-2-6 Holder, Initial Note A-3-6 Holder, Initial Note A-4-6 Holder, Initial Note B-1-6 Holder and Initial Note B-2-6 Holder), Morgan Stanley Bank, N.A., as Initial Note A-1-5 Holder, Initial Note A-2-5 Holder, Initial Note A-3-5 Holder, Initial Note A-4-5 Holder, Initial Note B-1-5 Holder and Initial Note B-2-5 Holder and Bank of Montreal, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder, Initial Note A-4-3 Holder, Initial Note B-1-3 Holder and Initial Note B-2-3 Holder.

Exhibit 4.12	Agreement Between Noteholders, dated as of March 17, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.

Exhibit 4.13	Agreement Between Noteholders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.

Exhibit 4.14	Agreement Between Noteholders, dated as of April 15, 2026, by and among Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, and Barclays Capital Real Estate Inc., as Initial Barclays Note A Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of January 29, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Argentic Real Estate Finance 2 LLC, as Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 11, 2026, which such certification is dated May 11, 2026.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between RREF V - D Direct Lending Investments, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Zions Bancorporation, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of Mary 8, 2026, between Barclays Capital Real Estate Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Natixis Real Estate Capital LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.11	Primary Servicing Agreement, dated as of April 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of May 8, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, SG Americas Securities, LLC, J.P. Morgan Securities LLC, Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2

Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3	Trust and Servicing Agreement, dated as of May 13, 2026 among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, BSP Special Servicer, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.4	Pooling and Servicing Agreement, dated and effective as of April 1, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5

Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6

Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

4.7

Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.8

Agreement Between Noteholders, dated as of May 1, 2026, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-2 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder.

(E)
4.9

Co-Lender Agreement, dated as of January 9, 2026, by and between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.	(E)
4.11

Co-Lender Agreement, dated as of May 8, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1-1 Holder, Initial Note A-3-1-2 Holder, Initial Note A-4-1-1 Holder, Initial Note A-4-1-2 Holder, Initial Note B-1-1 Holder and Initial Note B-2-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-4 Holder, Initial Note A-2-4 Holder, Initial Note A-3-4 Holder, Initial Note A-4-4 Holder, Initial Note B-1-4 Holder and Initial Note B-2-4 Holder, Bank of America, N.A., as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2-1 Holder, Initial Note A-3-2-2 Holder, Initial Note A-3-2-3 Holder, Initial Note A-4-2-1 Holder, Initial Note A-4-2-2 Holder, Initial Note A-4-2-3 Holder, Initial Note B-1-2 Holder and Initial Note B-2-2 Holder, UBS AG New York Branch, as Initial Note A-1-6 Holder, Initial Note A-2-6 Holder, Initial Note A-3-6 Holder, Initial Note A-4-6 Holder, Initial Note B-1-6 Holder and Initial Note B-2-6 Holder), Morgan Stanley Bank, N.A., as Initial Note A-1-5 Holder, Initial Note A-2-5 Holder, Initial Note A-3-5 Holder, Initial Note A-4-5 Holder, Initial Note B-1-5 Holder and Initial Note B-2-5 Holder and Bank of Montreal, as Initial Note A-1-3 Holder, Initial Note A-2-3 Holder, Initial Note A-3-3 Holder, Initial Note A-4-3 Holder, Initial Note B-1-3 Holder and Initial Note B-2-3 Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.12

Agreement Between Noteholders, dated as of March 17, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder.

(E)
4.13

Agreement Between Noteholders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.

(E)
4.14

Agreement Between Noteholders, dated as of April 15, 2026, by and among Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, and Barclays Capital Real Estate Inc., as Initial Barclays Note A Holder.

(E)
4.15

Co-Lender Agreement, dated as of January 29, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder, and Argentic Real Estate Finance 2 LLC, as Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.

(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 11, 2026, which such certification is dated May 11, 2026.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3

Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between RREF V - D Direct Lending Investments, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6

Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Zions Bancorporation, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.8	Mortgage Loan Purchase Agreement, dated and effective as of Mary 8, 2026, between Barclays Capital Real Estate Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Natixis Real Estate Capital LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.10	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.11	Primary Servicing Agreement, dated as of April 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.	(E)